SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 1998

                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-24931                 58-2395199
          --------                      ---------                 ----------
(State or other jurisdiction           (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6300
                                                            ---------------

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On October 1, 1998, Security First Technologies Corporation, a Delaware corporation (the "Company") announced that it had completed its previously announced plan to sell (the "Sale") the banking business of Security First Network Bank, a federally chartered savings bank ("SFNB"), to RBC Holdings (Delaware) Inc. ("RBC Holdings"), a U.S. subsidiary of the Royal Bank of Canada ("Royal Bank"). The Sale was effected after consummation of the Reorganization (described below) through the September 30, 1998 sale of the outstanding stock of New Security First Network Bank ("New Bank") to RBC Holdings pursuant to the Stock Purchase Agreement, among Royal Bank, RBC Holdings, SFNB and the Company, as amended (the "Royal Bank Agreement"). The Royal Bank Agreement is filed as
Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

          On October 1, 1998, the Company announced that it had completed its previously announced plan to effect a holding company reorganization (the "Reorganization") of SFNB and Security First Technologies, Inc. ("S1"), pursuant to the Second Amended and Restated Plan of Reorganization, as amended (the "Plan"), among SFNB, the Company and New Bank. In the Reorganization, which occurred on September 30, 1998, S1, which formerly was a subsidiary of SFNB, become a subsidiary of the Company, SFNB's banking business was contributed to New Bank, the Company acquired SFNB's non-banking business and SFNB dissolved voluntarily pursuant to the rules and regulations of the Office of Thrift Supervision. The Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

         On October 1, 1998, the Company also announced that it had completed a private placement of 749,064 shares of the Company's Series B Redeemable Convertible Preferred Stock to State Farm Mutual Automobile Insurance Company ("State Farm") for an aggregate purchase price of $10 million pursuant to the Stock Purchase Agreement, dated as of June 29, 1998, among SFNB, the Company and State Farm (the "State Farm Agreement"). The State Farm Agreement is filed as
Exhibit 10.3 hereto and is incorporated herein by reference.

         Also, on October 1, 1998, the Company issued 129,702 shares of the Company's common stock to BroadVision, Inc. ("BroadVision") in a private placement and BroadVision issued 123,001 shares of BroadVision common stock to the Company in a private placement pursuant to the Common Stock Purchase Agreement, made as of June 30, 1998, among BroadVision, the Company and SFNB.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Pro forma financial information.

         The following information is incorporated herein by reference from the section of the Proxy Statement/Prospectus captioned "Pro Forma Consolidated Financial Statements" that forms a part of Pre-Effective Amendment No. 3 to the Company's Registration Statement on Form S-4 (File No. 333-56181) filed with the Securities and Exchange Commission on August 25, 1998:

         Pro Forma Consolidated Balance Sheet at June 30, 1998 (Unaudited).

         Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1998 (Unaudited).

         Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 (Unaudited).

         Notes to Consolidated Pro Forma Financial Statements (Unaudited).

(c)      Exhibits.

         Exhibit
         No.               Description
         ---               -----------

         10.1 Stock Purchase Agreement, dated as of March 9, 1998, by and among Royal Bank of Canada, RBC Holdings (Delaware) Inc., Security First Network Bank ("SFNB") and Security First Technologies Corporation (the "Company"), as amended on June 5, 1998 (attached as Appendix C to the Proxy Statement/Prospectus that formed a part of the Company's Registration Statement on Form S-4 (File No. 333-56181) filed with the SEC on June 5, 1998 and incorporated herein by reference).

         10.2 Second Amended and Restated Plan of Reorganization, dated as of March 9, 1998, by and among SFNB, the Company and New Security First Network Bank, as amended on June 4, 1998 and September 25, 1998.

         10.3 Stock Purchase Agreement, dated as of June 29, 1998, by and among SFNB, the Company and State Farm Mutual Automobile Insurance Company (filed as Exhibit 10.4 to Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form S-4 (File No. 333-56181) filed with the SEC on August 21, 1998 and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
                     (Registrant)


                     /s/ Robert F. Stockwell
                     -----------------------------------
                     Robert F. Stockwell
                     Chief Financial Officer, Treasurer
                        and Secretary



Date: October 13, 1998

                                  EXHIBIT INDEX

         Exhibit
         No.               Description
         ---               -----------

         10.1 Stock Purchase Agreement, dated as of March 9, 1998, by and among Royal Bank of Canada, RBC Holdings (Delaware) Inc., Security First Network Bank ("SFNB") and Security First Technologies Corporation (the "Company"), as amended on June 5, 1998 (attached as Appendix C to the Proxy Statement/Prospectus that formed a part of the Company's Registration Statement on Form S-4 (File No. 333-56181) filed with the SEC on June 5, 1998 and incorporated herein by reference).

         10.2 Second Amended and Restated Plan of Reorganization, dated as of March 9, 1998, by and among SFNB, the Company and New Security First Network Bank, as amended on June 4, 1998 and September 25, 1998.

         10.3 Stock Purchase Agreement, dated as of June 29, 1998, by and among SFNB, the Company and State Farm Mutual Automobile Insurance Company (filed as Exhibit 10.4 to Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form S-4 (File No. 333-56181) filed with the SEC on August 21, 1998 and incorporated herein by reference).